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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K/A
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 1, 2005

                    SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                 ON BEHALF OF:
               STRATS(SM) TRUST FOR JPMORGAN CHASE CAPITAL XVII
                       HOLDING SECURITIES, SERIES 2005-2
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            (Exact Name of Registrant as Specified in Its Charter)

                                 333-111858-14
  Delaware                         001-32611                 52-2316339
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State or Other                (Commission Number)        (I.R.S. Employer
Jurisdiction of                                          Identification No.)
Incorporation)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina
                                                                    28288
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (704)383-7727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The STRATS(SM) TRUST FOR JPMORGAN CHASE CAPITAL XVII SECURITIES, SERIES
2005-2, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2005-2 in respect of the Trust dated as of August 22, 2005.

Item 8.01. OTHER EVENTS

On October 1, 2005 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

JPMorgan Chase & Co., the issuer of the junior subordinated debentures, the sole assets held by JPMorgan Chase Capital XVII, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on JPMorgan Chase & Co. please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under its Exchange Act file number, 001-05805 The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by JPMorgan Chase & Co. may be accessed on this site. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the issuer of the junior subordinated debentures, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

    99.1     Trustee's Distribution Statement to the STRATS(SM)
             Certificates, Series 2005-2 for October 1, 2005 Scheduled Distribution Date.



This amendment on Form 8-K/A amends the Form 8-K filed on October 5, 2005.




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                              SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Synthetic Fixed-Income Securities, Inc.

                                         By: /s/James Whang
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                                         Name: James Whang
                                         Title: Managing Director
                                                Wachovia Securities



Date:  March 27, 2006


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                                 EXHIBIT INDEX


Exhibit Number   Description
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      99.1       Trustee's Distribution Statement to the STRATS(SM)
                 Certificates, Series 2005-2 for October 1, 2005
                 Scheduled Distribution Date.



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